First Quarter Fiscal 2025 Earnings Conference Call Exhibit 99.2 September 29, 2024 (Unaudited results) (Amounts and dollars in millions, unless otherwise noted) UNIFI, INC.

Cautionary Statements Forward-Looking Statements Certain statements included herein contain “forward-looking statements” within the meaning of federal securities laws about the financial condition and results of operations of the Company that are based on management’s beliefs, assumptions, and expectations about our future economic performance, considering the information currently available to management. An example of such forward-looking statements include, among others, guidance pertaining to our financial outlook. The words “believe,” “may,” “could,” “will,” “should,” “would,” “anticipate,” “plan,” “estimate,” “project,” “expect,” “intend,” “seek,” “strive,” and words of similar import, or the negative of such words, identify or signal the presence of forward-looking statements. These statements are not statements of historical fact, and they involve risks and uncertainties that may cause our actual results, performance, or financial condition to differ materially from the expectations of future results, performance, or financial condition that we express or imply in any forward-looking statement. Factors that could contribute to such differences include, but are not limited to: the competitive nature of the textile industry and the impact of global competition; changes in the trade regulatory environment and governmental policies and legislation; the availability, sourcing, and pricing of raw materials; general domestic and international economic and industry conditions in markets where the Company competes, including economic and political factors over which the Company has no control; changes in consumer spending, customer preferences, fashion trends, and end-uses for UNIFI’s products; the financial condition of the Company’s customers; the loss of a significant customer or brand partner; natural disasters, industrial accidents, power or water shortages; extreme weather conditions, and other disruptions at one of our facilities; the disruption of operations, global demand, or financial performance as a result of catastrophic or extraordinary events, including, but not limited to, epidemics or pandemics; the success of the Company’s strategic business initiatives; the volatility of financial and credit markets, including the impacts of counterparty risk (e.g., deposit concentration and recent depositor sentiment and activity); the ability to service indebtedness and fund capital expenditures and strategic business initiatives; the availability of and access to credit on reasonable terms; changes in foreign currency exchange, interest, and inflation rates; fluctuations in production costs; the ability to protect intellectual property; the strength and reputation of our brands; employee relations; the ability to attract, retain, and motivate key employees; the impact of climate change or environmental, health, and safety regulations; and the impact of tax laws, the judicial or administrative interpretations of tax laws, and/or changes in such laws or interpretations. All such factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond our control. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, except as may be required by federal securities laws. The above and other risks and uncertainties are described in the Company’s most recent Annual Report on Form 10-K, and additional risks or uncertainties may be described from time to time in other reports filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Non-GAAP Financial Measures Certain non-GAAP financial measures are designed to complement the financial information presented in accordance with GAAP. These non-GAAP financial measures include Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”), Adjusted EBITDA, Adjusted Net (Loss) Income, Adjusted EPS, Adjusted Working Capital, and Net Debt (collectively, the “non-GAAP financial measures”). The non-GAAP financial measures are not determined in accordance with GAAP and should not be considered a substitute for performance measures determined in accordance with GAAP. The calculations of the non-GAAP financial measures are subjective, based on management’s belief as to which items should be included or excluded in order to provide the most reasonable and comparable view of the underlying operating performance of the business. The Company may, from time to time, modify the amounts used to determine its non-GAAP financial measures. We believe that these non-GAAP financial measures better reflect the Company’s underlying operations and performance and that their use, as operating performance measures, provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles, and ages of related assets, among otherwise comparable companies. In evaluating non-GAAP financial measures, investors should be aware that, in the future, we may incur expenses similar to the adjustments included herein. Our presentation of non-GAAP financial measures should not be construed as indicating that our future results will be unaffected by unusual or non-recurring items. Each of our non-GAAP financial measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results or liquidity measures as reported under GAAP. Some of these limitations are (i) it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; (ii) it does not reflect the impact of earnings or charges resulting from matters we consider not indicative of our ongoing operations; (iii) it does not reflect changes in, or cash requirements for, our working capital needs; (iv) it does not reflect the cash requirements necessary to make payments on our debt; (v) it does not reflect our future requirements for capital expenditures or contractual commitments; (vi) it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and (vii) other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, these non-GAAP financial measures should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under our outstanding debt obligations. You should compensate for these limitations by relying primarily on our GAAP results and using these measures only as supplemental information. 2

Today’s Speakers Al Carey Executive Chairman Eddie Ingle CEO and Director A.J. Eaker EVP, CFO, and Treasurer 3

Consolidated Revenue $147.4M (+6.1%) EPS ($0.42) (+42.5%) Adjusted EBITDA1 $3.3M (+100.0%) REPREVE® Fiber % of Sales 30% (-100 bps) Q1 Fiscal 2025 Overview Note: REPREVE Fiber represents UNIFI’s collection of fiber products on its recycled platform, with or without added technologies. 1 Adjusted EBITDA is a non-GAAP financial measure described on Slide 2 and reconciled within the Earnings Release dated October 30, 2024. Performance improvement in both Americas and Brazil Segments vs. prior year Innovation focus and strategic plan support return to growth in fiscal 2025 and beyond Benefits of Profitability Improvement Plan to continue materializing through calendar 2024 (compared to Q1 Fiscal 2024) 4

As a % of Net Sales REPREVE® Fiber Sales Note: REPREVE Fiber represents UNIFI’s collection of fiber products on its recycled platform, with or without added technologies. $180 $186 $246 $293 $186 $186 $246 $293 $186 $189 5 $186 $293 $186 $189

Marketing Highlights 6

Consolidated Highlights Q1 FY25 Q4 FY24 QoQ Change Q1 FY24 YoY Change Net Sales $147.4 $157.5 (6.4)% $138.8 6.1% Gross Profit (Loss) $9.5 $10.8 (12.4)% ($0.6) 1,745% Gross Margin 6.4% 6.9% (50) bps (0.4)% 680 bps Highlights/Drivers Net sales and gross profit increased vs. prior year, primarily due to higher sales volumes in all segments, favorable pricing and cost dynamics in Brazil, and continued benefits from the previously announced Profitability Improvement Plan. Note: Q1 FY25 ended on September 29, 2024; Q4 FY24 ended on June 30, 2024; Q1 FY24 ended on October 1, 2023; and each contained 13 weeks. 7

Americas Highlights Q1 FY25 Q4 FY24 QoQ Change Q1 FY24 YoY Change Net Sales $86.3 $91.0 (5.2)% $81.6 5.8% Gross (Loss) Profit ($1.4) $0.0 nm ($7.4) 81.3% Gross Margin (1.6)% 0.0% (160) bps (9.0)% 740 bps Highlights/Drivers Net sales and gross profit increased vs. prior year, primarily due to higher sales and production levels. 8 Note: Q1 FY25 ended on September 29, 2024; Q4 FY24 ended on June 30, 2024; Q1 FY24 ended on October 1, 2023; and each contained 13 weeks.

9 Brazil Highlights Q1 FY25 Q4 FY24 QoQ Change Q1 FY24 YoY Change Net Sales $34.3 $32.2 6.4% $29.9 14.7% Gross Profit $7.9 $5.6 41.4% $2.2 266.3% Gross Margin 23.1% 17.4% 570 bps 7.2% nm Highlights/Drivers Net sales and gross profit increased vs. prior year, primarily due to higher volumes due to market share gains, together with favorable pricing and cost dynamics. 9 Note: Q1 FY25 ended on September 29, 2024; Q4 FY24 ended on June 30, 2024; Q1 FY24 ended on October 1, 2023; and each contained 13 weeks.

Asia Highlights Q1 FY25 Q4 FY24 QoQ Change Q1 FY24 YoY Change Net Sales $26.8 $34.2 (21.7)% $27.4 (2.1)% Gross Profit $2.9 $5.2 (44.0)% $4.6 (37.5)% Gross Margin 10.8% 15.1% (430) bps 17.0% (620) bps Highlights/Drivers Net sales and gross profit decreased vs. prior year, primarily due to unfavorable economic conditions and pricing dynamics in the region. 10 Note: Q1 FY25 ended on September 29, 2024; Q4 FY24 ended on June 30, 2024; Q1 FY24 ended on October 1, 2023; and each contained 13 weeks.

FCF CapEx Net Debt1 Working Capital Balance Sheet 1 Net Debt is a non-GAAP financial measure described on Slide 2 and reconciled within the Earnings Release dated October 30, 2024. 11

Q1 2025 Financial Outlook Continued Focused on Long-Term Growth Q2 FY24 Results Q2 FY25 Outlook Net Sales $136.9 $140.0 to $145.0 Adjusted EBITDA1 ($5.5) $(4.0) to $(2.0) Effective Tax Rate (2.0)% Continued Volatility Capital Expenditures $3.0 $4.0 to $5.0 1 Adjusted EBITDA is a non-GAAP financial measure described on Slide 2 and reconciled within the Earnings Release dated October 30, 2024. 12

Fiscal 2025 Outlook Net sales expected to increase 10% over fiscal 2024, as underlying portfolio and REPREVE® Fiber momentum continues while macroeconomic and inflationary uncertainties remain pronounced until calendar 2025. Gross profit, gross margin, and Adjusted EBITDA1 expected to increase significantly from fiscal 2024 to fiscal 2025, benefiting from higher sales volumes, initiatives from the previously announced Profitability Improvement Plan, and portfolio strength. Capital expenditures of approximately $12.0 million. Well Positioned to Realize Profitable Growth Opportunities in Fiscal 2025 1 Adjusted EBITDA is a non-GAAP financial measure described on Slide 2 and reconciled within the Earnings Release dated October 30, 2024. 13

Prepared to Pivot to Growth 1. Transforming the sales process, including pricing, to streamline operational efficiencies and drive margin improvement. 2. Scrutinizing working capital to reduce interest expense and improve cash flows. 3. Leveraging the realignment of resources and key talent across the organization to drive growth and innovation. 4. Increasing customer engagement in all business segments to grow our global market share of the demand for sustainable inputs. 5. Pursuing new yarn sales opportunities to grow the REPREVE Fiber business, expand our value-added innovative product offerings, and build on our Beyond Apparel initiatives. 14 Fiscal 2025 Priorities

Contact Investor Relations: UFI@alpha-ir.com 15